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                                                            EXHIBIT 10.19

                                       Approximately 72,520 Rentable Square Feet
                                       2900 Titan Row, Suite 142
                                       Orlando, Florida  32809


                                     LEASE

        THIS LEASE dated as of January 26th, 1993, by and between STATE OF WISCONSIN INVESTMENT BOARD ("Landlord"), and ECC INTERNATIONAL CORP., a Delaware Corporation (hereinafter referred to as "Tenant").

                                  WITNESSETH:

        1. Premises and Term. In consideration of the obligation of Tenant to pay rent as herein provided, and in consideration of the other terms, provisions and covenants hereof, Landlord hereby demises and leases to Tenant, and Tenant hereby leases from Landlord certain premises (the "Premises") as shown on Exhibit A hereto, which Premises are part of a building (the "Building") commonly known as Orlando Central Park VIII, and which Building is situated within the County of Orange, State of Florida, on the land described on Exhibit B hereto and incorporated herein by reference (the "Land") (the Land, Building and all other improvements located on the Land, together with all easements and appurtenances belonging thereto, are hereinafter collectively referred to as the "Property").

        TO HAVE AND TO HOLD the same for a term (the "Lease Term") commencing on the Commencement Date, as hereinafter defined, and ending on the date that is seven (7) years and zero (0) months thereafter (the "Termination Date"), provided, however, that, in the event the Commencement Date is a date other than the first day of a calendar month, said term shall extend for said number of years and months in addition to the remainder of the calendar month following the Commencement Date and the Termination Date shall be adjusted accordingly.

        The Commencement Date shall be ninety (90) days from the date that the Lease has been fully executed, regardless of the completion of the Landlord's Work as defined in Exhibit "C" and whether or not a Certificate of Occupancy has been issued.


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        (a)     Notwithstanding the foregoing, Tenant shall have the one-time right to terminate this Lease as of the last day of the sixtieth (60th) month of the Lease Term by providing written notice of termination to Landlord no later than the last day of the fifty-fourth (54th) month of the Lease Term, subject to the following conditions precedent:

        (i) Tenant shall not then be in default hereunder, and no default shall occur thereafter.

        (ii) Tenant shall not have theretofore assigned its Interest hereunder nor sublet all or any portion of the Premises.

        (iii) Tenant pays to Landlord, on or before the last day of the fifty-fourth (54th) month of the Lease Term, the total amount of the remaining unamortized value of the Landlord's Contribution (as hereinafter defined), all leasing commissions paid by Landlord in connection with the execution of this Lease and seven (7) months' rent (i.e., $263,778.00) and all other amounts due from Tenant until the end of the sixtieth
                (60th) month.

        (b) Tenant has permission to enter upon the Premises during the period prior to the Commencement Date, such entry shall be in accordance with
(i) all the terms, covenants and conditions of the Lease, except the covenant to pay Base Rental, and (ii) such other terms and conditions that Landlord may require in connection with such entry.

        2.      Base Rent and Security Deposit.

        (a) Tenant shall pay to Landlord throughout the Lease Term a base annual rental of TWO HUNDRED FORTY-SIX THOUSAND FIVE HUNDRED SIXTY-FOUR AND NO/100 DOLLARS ($246,564.00) per year plus any and all sales, use, transaction, or comparable taxes applicable thereto. Said base annual rental (the "Base Rental") shall be subject to adjustment as hereinafter provided in this Lease. Any and all Base Rental, together with all taxes thereon, shall be due and payable in advance on or before the first day of January of each year during the Lease Term; provided, however, the Base Rental for the calendar year in which this Lease is executed shall be payable in advance on or before the Commencement Date of the Lease Term. It is expressly provided, however, that so long as Tenant shall not be in default of its obligations under this Lease, such Base Rental and the taxes thereon shall, for the convenience of Tenant, be payable in equal monthly installments in advance, on or before the first day of each calendar month during the Lease Term. The initial monthly installment shall be due and payable on the date of Tenant's execution hereof. However, upon a default by Tenant of any of its obligations hereunder, the Base Rental for the balance of the then current calendar year of the Lease Term, together with the aggregate of the Base Rental for the remainder of the calender years of the Lease Term as provided herein below, shall be immediately due and payable. If this Lease commences on a day other than the


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first day of the calendar month or ends on a day other than the last day of a calendar month, the monthly rental for the fractional month shall be appropriately prorated. Any sum payable hereunder other than Base Rental (sometimes referred to herein as "Additional Rent") shall, unless otherwise stated, be due on demand. Tenant shall pay Base Rental and Additional Rent promptly when due without notice or demand therefor and without abatement, deduction or set-off for any reason whatever.

        (b) No payment by Tenant or receipt or acceptance by Landlord of a lesser amount than the correct Base Rental or Additional Rent shall be deemed to be other than a payment on account, nor shall any endorsement or statement on any check or any letter accompanying any check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance or pursue any other remedy provided in this lease or at law.

        (c) Tenant recognizes that late payment of any rent or other sum due hereunder from Tenant to Landlord will result in administrative expense to Landlord, the extent of which additional expense is extremely difficult and economically impractical to ascertain. Tenant therefor agrees that if rent or any other payment due hereunder from Tenant to Landlord remains unpaid five (5) days after the same is due, the amount of such unpaid rent or other payment shall be increased by a late charge to be paid Landlord by Tenant in an amount equal to five percent (5%) per month of the amount of the delinquent rent or other payment. The amount of the late charge to be paid to Landlord by Tenant for any particular month shall be computed on the aggregate amount of delinquent rents and other payments, including all accrued late charges, then outstanding. Failure to pay such amount within ten (10) days after demand shall be deemed an event of default. The terms of this paragraph do not in any way effect or limit Landlord's remedies pursuant to Paragraph 17 of this Lease in the event said rent or other payment is unpaid after the date due.

        (d) Landlord shall have the same right and remedies (including, without limitation, the right to commence a summary proceeding) for a default in the payment of Additional Rent as for a default in the payment of Base Rental notwithstanding the fact that Tenant may not then also be in default in the payment of Base Rental.

        (e) Tenant agrees to deposit with Landlord on the date hereof the sum of TWENTY-FOUR THOUSAND TWO HUNDRED THIRTY-THREE AND NO/100 DOLLARS ($24,233.00), which sum shall be held by Landlord, without obligation for interest, as security for the performance of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that such deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any Event of Default (as defined in Section 17 hereof) by Tenant, Landlord may, from time to time, without prejudice to any other remedy provided herein or provided by law, use such funds to the extent necessary to made good any arrears of rent or other payments due Landlord hereunder, and to pay or reimburse Landlord for any other damage, expense or liability caused by or required to cure, such Event of Default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the security deposit to its original amount. After termination of this Lease any remaining balance of the security deposit shall be returned by Landlord to Tenant provided all of Tenant's obligations under this Lease have been fulfilled. The security deposit shall be transferred to any successor in interest to Landlord hereunder and notice of such transfer given to Tenant within five (5) days after such transfer. Upon such transfer and notice, the transferror shall no longer be liable for the security but the transferee shall become liable.


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        3.      Use.

        (a) The demised Premises shall be used only for the purpose of manufacturing, receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, and for such other lawful purposes as may be incidental thereto. Outside storage, including without limitation, trucks and other vehicles and the washing thereof at any time, is prohibited without Landlord's written consent. Tenant shall at its own cost and expense obtain any and all licenses, permits and other governmental approvals necessary for any such use shall promptly deliver to Landlord copies of such licenses, permits and governmental approvals upon receipt thereof, and shall comply with the terms and conditions thereof. Tenant shall comply with all governmental laws, ordinances and regulations applicable to the use of the Premises, and Tenant's use of the common areas of the Property, whether now or hereafter in force and shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of violations in or upon, or connected with, the use of, the Premises, all at Tenant's sole expense. Tenant shall promptly deliver to Landlord a copy of any such notice of violation it receives. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other tenants of the Building or unreasonably interfere with their use of their respective Premises or the common areas of the Property nor use the Premises or the common areas of the Property in a manner which would impair the proper and economic maintenance, operation and repair of the Property. Without Landlord's prior written consent, Tenant shall not receive, store or otherwise handle any product, material or merchandise which is explosive or highly inflammable. Tenant will not permit the Premises to be used for any purpose or in any manner (including, without limitation, any method of storage) which would render the insurance thereon void or cause the State Board of Insurance authority to disallow any sprinkler credits. If any increase in fire and extended coverage insurance premium paid by Landlord or other tenants of the Building is caused by Tenant's use and occupancy of the Premises, or if Tenant vacating the Premises and causes an increase in such premiums, then Tenant shall pay as additional rent the amount of such increase to Landlord.

        (b) Tenant shall not at any time use the Premises in a manner which would violate the Notice of Restrictions, dated August 29, 1985 and recorded on September 3, 1985 in Book 3683, page 2548 of the official records of Orange County, executed by Orlando Central Park, Inc. (the "Notice of Restrictions"). Tenant acknowledges receipt of a copy of the Notice of Restrictions.

        (c) Tenant agrees that the point pressure resulting from Tenant's racking system, inventory, forklifts and equipment pertaining to Tenant's use of the Premises shall not exceed allowable design floor loading of 3,000 pounds per square inch for floor slabs on grade. Tenant shall be responsible to provide steel plates, angles or channels as required to distribute floor loading to building design loads. Tenant shall only use forklifts that have rubber wheels or other wheels that will not damage floor slabs. Tenant shall hold harmless Landlord from any loss, liability and expenses, both real and alleged, arising out of such damage or repair caused by Tenant's negligence or failure to comply with this paragraph and shall, at its sole cost and expense, promptly repair any damage or injury to the floor slab and other parts of the Building caused by Tenant and its employees, agents or invitees.

        4.      Taxes.

        (a) As Additional Rent, Tenant agrees to pay monthly in advance without demand, deduction or set-off, 1/12th of Tenant's Proportionate Share (as defined in Paragraph 4(b)) of all taxes, assessments, and other governmental charges of any kind and


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nature whatsoever unforeseen as well as foreseen, (including any tax, excise or fee measured by or payable with respect to any rent, other than the taxes described in paragraph (g) below) (collectively, "Taxes") lawfully levied or assessed against the Building or the Property for the calendar year in which such month occurs, subject or proration for any partial month during the term of the Lease. Such payments shall initially be based on an estimate thereof prepared by Landlord and delivered to Tenant, except if Landlord shall not have delivered such a statement prior to the commencement of such year, such payments shall be in an amount equal to the previous year's Taxes until Landlord shall deliver such a statement. If Landlord's estimate of Taxes for any calendar year is delivered after commencement thereof or if such estimate is revised during such year, then the monthly payments described herein shall be appropriately adjusted and with respect to any payments previously made, if there be any deficiency, Tenant shall pay Landlord the amount thereof within twenty (20) days after demand thereof and if there shall be an overpayment, then (provided Tenant is not in default under this Lease) Tenant shall be forwarded the difference within twenty (20) days or the difference shall be credited against Tenant's next rent payment coming due hereunder. Notwithstanding the foregoing, Tenant's payments shall be calculated and paid in such a manner so that Landlord shall have received Tenant's Proportionate Share of any installment of Taxes not less than thirty (30) days prior to the date such installment of Taxes is due to the applicable governmental authority. Within one hundred twenty (120) days after the end of each calendar year or as soon thereafter as practical, Landlord shall deliver to Tenant a statement of Taxes for the year just ended, accompanied by a computation of basic tax cost adjustment. If such statement shows that the aggregate monthly tax payments paid for such year by Tenant is less than Tenant's Proportionate Share of Taxes as set forth in such statement, then Tenant shall pay the difference within twenty (20) days after receipt of such statement. If such statement shows that Tenant's aggregate monthly tax payments for such year exceed Tenant's Proportionate Share of Taxes as set forth in such statement, then (provided Tenant is not in default under this Lease) Tenant shall be forwarded the difference within twenty (20) days or the difference shall be credited against Tenant's next rent payment coming due hereunder. If this Lease has been terminated or the term hereof has expired prior to the date of such statement, then the adjustment for any deficiency or overpayment of Taxes shall survive the termination and shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. The benefit of any discount for early payment (i.e., payment before the last day such Taxes may be paid without being delinquent) of Taxes shall accrue solely to the benefit of Landlord.

        (b) Tenant's Proportionate Share, as used in this Lease, shall mean a fraction, the numerator of which is the number of square feet contained in the Premises and the denominator of which is the number of square feet contained in the Building. The parties agree that the number of square feet contained in the Premises is initially 72,520, the number of square feet contained in the Building is 356,583, and Tenant's Proportionate Share is initially 20.34%. To the best of Landlord's knowledge, Landlord warrants that the aforementioned square footages are true and correct.

        (c) If at any time during the term of this Lease, the present method of taxation shall be changed so that in lieu of the whole or any part of any Taxes levied or assessed against the Building or Property there shall be levied, assessed or imposed on Landlord a tax, including a franchise, transfer, capital stock or profit tax, assessment, levy or charge then all such taxes, assessments, levies or charges, or the part thereof so measured or based, shall be deemed to be included within the term "Taxes" for the purposes hereof.


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        (d)     The Landlord shall have the right to employ a tax consulting firm to seek reduced assessments on the Building and the Land within the applicable taxing jurisdiction and to attempt to assure a fair tax burden on the Building and the Property within the applicable taxing jurisdiction.
Tenant shall pay to Landlord upon demand from time to time, as Additional Rent, the amount of Tenant's Proportionate Share (as defined in subparagraph 4(b) above) of the cost of such services.

        (e) Tenant shall pay as Additional Rent all increases in Taxes which may be attributable to additions or improvements to the Premises made by Tenant or on Tenant's behalf. Payment shall be made by Tenant to Landlord on the rent payment day next following the issuance of a bill therefor by Landlord to Tenant.

        (f) Any payment to be made pursuant to this Paragraph 4 with respect to the real estate tax year in which this Lease commences or terminates shall be prorated.

        (g) The Landlord will receive monthly from Tenant the equivalent of six percent (6%) of all amounts paid as rent or for any other payment or reimbursement required herein. Such sum is paid to the State of Florida by the Landlord under the Florida Sales Tax Statute. The Landlord receives no monetary benefit from the collection and disbursement of this charge. Should such tax rate change under the Florida Sales Tax Statute, the Landlord will receive monthly from Tenant the amount reflective of appropriate changes.

        5. Landlord's Repairs. Landlord shall at its expense maintain only the roof, foundation and the structural soundness of the exterior walls of the Building, in good repair, reasonable wear and tear excepted. Notwithstanding the foregoing, Tenant shall repair and pay for any damage to the roof, foundation and structural soundness of the exterior walls of the Building and any other part of the Property caused by the negligence or willful act of Tenant, or Tenant's employees, agents or invitees, or caused by Tenant's default hereunder. The term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries. Tenant shall immediately give Landlord written notice of defect or need for repairs, after which Landlord shall have a reasonable opportunity to repair same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect.

        6.      Tenant's Repair and Maintenance and Common Area Charges.

        (a) Tenant shall at its own cost and expense keep and maintain all parts of the Premises (except those for which Landlord is expressly responsible under the terms of this Lease) in good condition, promptly making all necessary repairs and replacements, structural or nonstructural, including but not limited to, windows, glass and plate glass, doors, any special office entry, interior walls and finish work, floors and floor covering, downspouts, gutters, heating and air conditioning systems, dock boards, truck doors, dock bumpers, paving, plumbing work and fixtures. Tenant shall promptly make all repairs to the Property resulting from the installation, use or operation of its equipment and other personal property in the Property. Tenant shall not be obligated to repair any damage to the Building caused by fire, tornado, or other casualty covered by the insurance to be maintained by Landlord pursuant to subparagraph 12(a) below, except that Tenant shall be obligated to repair all wind damage to glass except with respect to tornado or hurricane damage.

        (b) Tenant shall not damage any demising wall or disturb the integrity and support provided by any demising wall and shall, at its sole cost and expense, promptly repair any damage or injury to any demising wall caused by Tenant or its employees, agents or invitees.


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        (c)  Except as otherwise provided herein, Landlord shall perform, with respect to the exterior of the Building and the common areas of the Property, the paving and landscape maintenance, exterior painting, common area lighting maintenance, roof maintenance, general maintenance, and common sewage line plumbing and shall pay any other similar expenses which are required to maintain the same. Tenant shall pay as Additional Rent, monthly, in advance, 1/12 of Tenant's Proportionate Share (as defined in subparagraph 4(b) above) of the cost and expense of the care of the exterior of the Building and the grounds around the Building ("Common Area Maintenance Charges"), including but not limited to the mowing of grass, care of shrubs, general landscaping, paving and other repairs and maintenance of parking area, driveway, curbs and gutters, lighting of the grounds around the Building, Building exterior repainting, window cleaning and common sewage line plumbing, (and of any common security services or systems), subject to proration for any partial month during the term of the Lease; provided, however, that if Tenant can be clearly identified as being responsible for obstructions or stoppage of the common sanitary sewage line, then Tenant shall pay the entire cost of clearing the same upon demand, as Additional Rent. Such payments shall initially be based on an estimate thereof prepared by Landlord and delivered to Tenant except if Landlord shall not have delivered such a statement prior to the commencement of such year, such payments shall be in an amount equal to the previous year's Common Area Maintenance Charges until Landlord shall deliver such a statement. If Landlord's estimate of Common Area Maintenance Charges for any calendar year is delivered after commencement thereof or if such estimate is revised during such year, then the monthly payments described herein shall be appropriately adjusted and with respect to any payments previously made, if there be any deficiency, Tenant shall pay Landlord the amount thereof within twenty (20) days after demand therefor and if there shall be an overpayment, then (provided Tenant is not in default under this Lease) Tenant shall be forwarded the difference within twenty (20) days or the difference shall be credited against Tenant's next rent payment coming due hereunder. Notwithstanding the foregoing, Tenant's payments shall be calculated and paid in such a manner so that Landlord shall have received Tenant's Proportionate Share of any installment of Common Area Maintenance Charges not less than thirty (30) days prior to the date such installment of Common Area Maintenance Charges is due. Within one hundred twenty (120) days after the end of each calendar year or as soon thereafter as practicable, Landlord shall deliver to Tenant a statement of Common Area Maintenance Charges for the year just ended, accompanied by a computation of basic common area maintenance cost adjustment. If such statement shows that the aggregate monthly common area maintenance payments paid for such year by Tenant is less than Tenant's Proportionate Share of Common Area Maintenance Charges as set forth in such statement, then Tenant shall pay the difference within twenty
(20) days after receipt of such statement. If such statement shows that Tenant's aggregate monthly common area maintenance payments for such year exceed Tenant's Proportionate Share of Common Area Maintenance Charges as set forth in such statement, then (provided Tenant is not in default under this Lease) Tenant shall be forwarded the difference within twenty (20) days or the difference shall be credited against Tenant's next rent payment coming due hereunder. If this Lease has been terminated or the term hereof has expired prior to the date of such statement, then the adjustment for any deficiency or overpayment of Common Area Maintenance Charges shall survive the termination and shall be paid by the appropriate party within twenty (20) days after the date of delivery of the statement. In connection with the performance of the work as described in this Paragraph 6(d), Landlord shall be allowed to charge a ten percent (10%) administrative fee to be paid monthly.


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        (d) Tenant and its employees, customers and licensees shall have the exclusive right to use such parking areas, if any, as may be designated by Landlord in writing, subject to reasonable rules and regulations as Landlord may from time to time prescribe and subject to rights of ingress and egress of other tenants. Landlord shall not be responsible for enforcing Tenant's exclusive parking rights against any third parties. There have been no exclusive parking rights given to Tenant with the signing of this Lease. Landlord shall have no obligation to provide any guard service or to otherwise patrol or secure the parking and other common areas. Landlord shall not be liable for any injury to person or property or for loss or damage to any vehicle or its contents on or about the parking areas. Tenant shall further have the non-exclusive right to park automobiles and light trucks (but not heavy duty trucks or tractors or trailers) on the property owned by Landlord and described and depicted on Exhibit "E" attached hereto (the "Off-Site Parking Area"). The Tenant's right to park automobiles and light trucks on the Off-Site Parking Area shall be revocable by Landlord at any time upon delivery by Landlord to Tenant of written notice of revocation. The commercial liability insurance policy required to be maintained by Tenant hereunder shall include coverage for Tenant's use of the Off-Site Parking Area, and all provisions contained in this Lease regarding the use of the Premises and Tenant's Indemnity of Landlord with respect thereto shall apply to Tenant's use of the Off-Site Parking Area as fully as if the Off-Site Parking Area were a part of the Property.

        (e) In the event the Building is rail served, Landlord shall have the right to coordinate any repairs and other maintenance of any rail tracks serving the Building, and if Tenant uses such rail tracks, Tenant shall reimburse Landlord from time to time upon demand, as additional rent, for a share of the costs of such repairs and maintenance and any other sums specified in any agreement to which Landlord is a party respecting such tracks, such a share to be a fraction, the numerator of which is the number of square feet contained in the Premises, and the denominator of which is the number of square feet occupied by rail users in the building. Tenant agrees to sign a joint maintenance agreement with the railroad company servicing the Premises, if requested by the railroad company.

        (f) Tenant shall, at its own cost and expense, enter into a regularly scheduled preventive maintenance/service contract with a maintenance contractor for servicing all hot water, heating and air conditioning systems and equipment within the Premises. The maintenance contractor and the contract must be approved by Landlord. The service contract must include all services suggested by the equipment manufacturer within the operation/maintenance manual and must become effective (and a copy thereof delivered to Landlord) within thirty (30) days of the date Tenant takes possession of the Premises. Tenant shall pay for and have provided for its Premises regular termite and pest extermination services and regular removal of trash and debris.

        (g) Tenant agrees that no washing of any type (other than reasonable restroom or kitchen washing) will take place on the Premises including the truck apron, service court and parking areas.

        7. Alterations. Tenant shall not make any alterations or improvements to the Premises (including but not limited to roof and wall penetrations) without prior written consent of Landlord, which consent may be granted or denied in Landlord's sole discretion, and then only by contractors and in such manner and with such materials as may be approved by Landlord in Landlord's sole discretion. Notwithstanding the foregoing, Tenant may, without the consent of Landlord, but at its own cost and expense and in a good workmanlike manner erect such shelves, bins, machinery and trade fixtures as it may deem advisable, without altering the basic character of the Building and without overloading or damaging the Building and in each case complying


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
with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Tenant shall be and remain the property of Tenant during the term of this Lease and Tenant shall, unless Landlord otherwise elects as hereinafter provided, remove all alterations, additions, improvements and partitions erected by Tenant and restore the Premises to their original condition by the Termination Date or upon earlier vacating of the Premises; provided however, that if Landlord so elects prior to termination of this Lease or upon earlier vacating of the Premises, such alterations, additions, improvements and partitions shall become the property of Landlord as of the Termination Date or upon earlier vacating of the Premises and shall be delivered up to the Landlord with the Premises. All shelves, bins, machinery and trade fixtures installed by Tenant may be removed by Tenant prior to the Termination Date if Tenant so elects, and shall be removed by the Termination Date or upon earlier vacating of the Premises if required by Landlord; upon any such removal Tenant shall restore the Premises to their original condition. All such removals and restoration shall be accomplished in good workmanlike manner so as not to damage the Building. Any such shelves, bins, machinery and trade fixtures or other property of Tenant which shall remain in the Premises after the Termination Date, may, at the option of Landlord, be deemed to have been abandoned, and in such case such items may be retained by Landlord, without accountability and in such manner as Landlord shall determine, at Tenant's expense including all costs of selling, disposing, removing and storing such property.

        8. Signs. Building exterior tenant identification signs shall be of such order, size and location as shall be designated by Landlord. Exterior frames will be furnished by Landlord at Landlord's expense. The cost of Tenant identification panels and installing same shall be the responsibility of Tenant. No other signs shall be installed by Tenant. Tenant shall not install drapes, curtains, blinds or any window treatment, including signs, letters, etc., displayed behind windows so as to be visible to the exterior of the Premises, without Landlord's prior written approval. Tenant shall secure and maintain, at Tenant's sole cost and expense, all required governmental permits and approvals and all permits and approvals required pursuant to the Notice of Restrictions with respect to any signs.

        9. Inspection and Access.

        (a) Landlord and Landlord's agents and representatives shall have the right to enter and inspect the Premises at any reasonable time during business hours for the purpose of ascertaining the condition of the Premises to make such repairs as may be required or permitted to be made by Landlord under the terms of this Lease or to show the Premises to prospective or actual purchasers or mortgagees. In the case of an emergency, Landlord shall be entitled to enter the Premises at any time. During the period that is six (6) months prior to the end of the term hereof, Landlord and Landlord's agents and representatives shall have the right to enter the Premises at any reasonable time during business hours for the purpose of showing the Premises and shall have the right to erect on the Premises a suitable sign indicating the Premises are available. Tenant shall give written notice to Landlord at least thirty (30) days prior to vacating the Premises and shall arrange such joint inspection of the Premises prior to vacating. In the event of Tenant's failure to arrange such joint inspection, Landlord's inspection at or after Tenant's vacating the Premises shall be deemed correct for purposes of determining Tenant's responsibility for repairs and restoration.

        (b) Landlord reserves the right, and Tenant shall permit Landlord, to install, erect, use and maintain pipes, ducts and conduits in and throughout the Premises, provided said pipes, ducts and conduits do not materially interfere with Tenant's operations. Nothing herein contained shall be construed as a grant or demise by Landlord to Tenant of the roof or exterior walls of the Building, of the Land, and/or of any parking or other common areas located on the Property.

        10. Utilities. Tenant shall, at its own cost and expense, provide its own heating, ventilation and air conditioning system. Landlord agrees to provide at its own cost water, electricity and telephone service connections to the Premises, but Tenant shall pay for all water, gas, heat, light, power, telephone, sewer, sprinkler charges and other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and shall furnish all electric light bulbs and tubes. Landlord shall have no obligation to provide any utility services to Tenant or to perform any cleaning of the Premises. If any such services are not separately metered to Tenant, Tenant shall pay its proportionate share of all charges incurred jointly with other premises. Landlord shall in no event be liable for any interruption or failure of utility services on the Premises. Tenant shall not use any such systems in excess of the capacity of the wires, cables, equipment and other facilities thereof.

        11. Assignment and Subletting.

        (a) Tenant shall not have the right to assign, mortgage or encumber this Lease, whether voluntarily, involuntarily or by operation of law, or to sublet the whole or any part of the Premises or to permit the Premises or any part thereof to be used or occupied by others, in each case without the prior written consent of Landlord. Tenant hereby agrees that Landlord shall be entitled to withhold its consent, in its sole discretion, to any such sublease or assignment except if the building is one hundred percent (100%) leased and the proposed subtenant or assignee is not an existing tenant in a building owned or managed by Landlord or an affiliated entity and is not a prospective tenant for other space within the Building or for space within any other buildings owned and/or managed by Landlord or an affiliated entity, then Landlord's consent shall not be unreasonably withheld, subject to the provisions set forth below and provided (i) Tenant pays Landlord's reasonable costs in reviewing the proposed assignment or sublease in connection with the requested consent, including any attorneys' fees incurred by Landlord, (ii) in Landlord's reasonable judgment, (x) the proposed sublessee or assignee is a reputable party whose financial net worth and financial responsibility is, considering the responsibility included, satisfactory to Landlord and (y) the nature and character of the proposed sublease or assignee, its business or activities and the proposed use of the space are in keeping with the standards of the Property, and (iii) Tenant shall not be in default beyond the applicable notice and grace period hereunder.

        (b) In the event Tenant proposes to assign or sublease the Premises, Tenant shall submit in writing the name and address of the proposed assignee or sublessee and a true and complete copy of the proposed sublease or instrument of assignment together with information regarding such subtenant or assignee sufficient for Landlord to make its determination described in clause (ii) of paragraph (a) above. Landlord shall have fifteen (15) days after receipt of notice to consent to or deny said proposal. Upon review of said proposal, Landlord shall have the sole option to terminate this Lease with Tenant for all or, with respect to a proposed partial subletting, part of the Premises, as though the early termination date was the Termination Date. With respect to any partial termination, the Base Rent and additional rent shall be reduced proportionately, and Tenant shall pay for and perform all work required to physically separate the remaining premises from the terminated premises and to permit lawful occupancy of both. In the event of any termination, Landlord shall be free to, and shall have no liability to Tenant if Landlord shall, lease the Premises or any portion thereof to Tenant's proposed assignee or subtenant. Tenant shall execute all documents requested by Landlord to evidence and effectuate any such termination. Tenant shall, at Tenant's own cost and expense, discharge in full any outstanding commission obligation on the part of the Landlord with respect to this Lease, and any commissions which may be due and owing as a result of any proposed assignment or subletting, whether or not the Lease is terminated pursuant hereto and rented by Landlord to the proposed subtenant or any other tenant.

        (c) Notwithstanding any permitted assignment or subletting, Tenant shall at all times remain directly, primarily and fully responsible and liable for the payment of the rent herein specified and for compliance with all of its other obligations under the terms, provisions and covenants of this Lease. Upon the occurrence of an Event of Default as herein defined, if the Premises or any part thereof are then assigned or sublet, Landlord, in addition to any other remedies herein provided, or provided by law, may at its option collect directly from such assignee or subtenant all rents coming due to Tenant under such assignment or sublease and apply such rent against any sums due to Landlord from Tenant hereunder, and no such collection shall be construed to constitute a novation or a release of Tenant from the further performance of Tenant's obligations hereunder.

        (d) Any assignment must contain an assumption by the assignee of all of the terms, conditions and covenants of this Lease to be performed by Tenant and any sublease shall be and shall provide that the subtenant shall be subject to and bound by all of the terms, conditions and covenants of this Lease. Each sublease and assignment shall provide that the sublessee or assignee, as the case may be, shall not have the right to further assign or sublease, without the consent of landlord in each instance in accordance with this Article 11.

        12. Fire and Casualty Damage.

        (a) Landlord agrees to maintain standard fire and extended coverage insurance covering the Building in an amount not less than 80% (or such greater percentage as may be necessary to comply with the provisions of any co-insurance clauses of the policy) of the "replacement cost" thereof as such term is defined in the Replacement Cost Endorsement to be attached thereto, such coverage and endorsements to be defined, provided and limited in the standard forms prescribed by the insurance regulatory authority for the State in which the Premises are situated for use by insurance companies within such state. Subject to the provisions of subparagraphs 12(c), 12(d) and 12(e) below, such insurance shall be for the sole benefit of Landlord and under its sole control. Tenant agrees to pay to Landlord, as Additional Rent, the amount of Tenant's full Proportionate Share (as defined in subparagraph 4(b) above) of such insurance costs. Said payments shall be made to Landlord within ten (10) days after presentation to Tenant of Landlord's statement setting forth the amount due. Any payment to be made pursuant to this subparagraph (a) with respect to the year in which this Lease commences or terminates shall bear the same ratio to the payment which would be required to be made for the full year as the part of such year covered by the term of this Lease bears to a full year.

        (b) In the event that the Building or the Premises is damaged or destroyed by fire, tornado and other casualty, Tenant shall give immediate written notice thereof to Landlord.

        (c) In the event that the Building or the Premises is (i) totally destroyed by fire, tornado, or other casualty; or (ii) is so damaged thereby that rebuilding or repairs cannot in Landlord's estimation be completed within two hundred (200) days after the date upon which Landlord is notified of such damage, or if the Building shall be so damaged or destroyed by fire or other casualty (whether or not the Premises are damaged or destroyed) that its repair or restoration requires the expenditure (as estimated by a reputable contractor or architect designated by Landlord) of more than 50 percent of the full insurable value of the Building immediately prior to the casualty; or (iii) if at least 50 percent of the floor area of the Premises is damaged or destroyed by fire or other casualty during the last eighteen (18) months of the then current term of this Lease, then, in any such cases, Landlord may terminate this Lease by giving Tenant notice to such effect within ninety (90) days after the date of the casualty, and upon the date specified in such notice (which shall not be less than 10 days after such notice is given), this Lease and the estate hereby granted shall terminate as if the date specified in such notice were the Termination Date.

        (d) In the event that the Building or the Premises is damaged by any peril covered by the insurance to be provided by Landlord under subparagraph 12(a) above, and Landlord is not entitled to or does not elect to terminate this Lease as provided in paragraph (c), then this Lease shall not terminate, and Landlord shall at its sole cost and expense thereupon proceed with reasonable diligence to rebuild and repair the Building or the Premises, as the case may be, to substantially the condition in which they existed prior to such damage, except that Landlord shall not be required to rebuild, repair or replace any part of the partitions, fixtures, additions and other improvements which may have been placed in, on or about the Premises by Tenant. If the Premises are untenantable in whole or in part following such damage, the Base Rental payable hereunder and Tenant's Proportionate Share shall be abated or reduced, as the case may be, in the proportion that the untenantable area of the Premises bears to the total area of the Premises from the date of the damage or the total area of the Premises from the date of the damage or destruction to the date on which any such portion of the Premises shall be made tenantable. Landlord shall substantially complete such repairs and rebuilding with one hundred fifty (150) days after the date upon which Landlord is notified by Tenant of such damage, provided that if construction is delayed because of strikes, lockouts, casualties, acts of God, war, material or labor shortages, governmental regulations or control or other causes beyond the control of Landlord, the period of rebuilding and repairing the Building or the Premises, as the case may be, shall be extended for the amount of time Landlord is so delayed, not to exceed ninety (90) days (such two hundred day period, as it may be so extended, is hereinafter referred to as the "Repair Period"). In the event that Landlord should fail to substantially complete such repairs and rebuilding within the Repair Period, Tenant may at its option terminate this Lease by delivering written notice of termination to Landlord as Tenant's exclusive remedy whereupon all rights and obligations hereunder shall cease and terminate.

        (e) Notwithstanding anything herein to the contrary, in the event the holder of any indebtedness secured by a mortgage or deed of trust covering the Premises requires that the insurance proceeds be applied to such indebtedness, then Landlord shall have the right to terminate this Lease by delivering written notice of termination to Tenant within fifteen (15) days after such requirement is made by such holder, whereupon all rights and obligations hereunder shall cease and terminate.

        (f) Provided that Landlord's right of full recovery under its fire or other property insurance policies are not adversely effected or prejudiced thereby, Landlord hereby waives any and all right of recovery which it might otherwise have against Tenant and its employees for loss or damage occurring to the Property, to the extent the same is covered by Landlord's insurance, notwithstanding that such loss or damage may result from the negligence or fault of Tenant or its employees. Provided that Tenant's right of full recovery under its fire or other property insurance policies are not adversely effected or prejudiced thereby, Tenant hereby waives any and all right of recovery which it might otherwise have against Landlord, its agents, and its and their employees (including, without limitation, Landlord's agent and Landlord's property manager), for loss or damage occurring to Tenant's property whether or not insured, notwithstanding that such loss or damage may result from the negligence or fault of Landlord, but only to the extent the same would have been covered by insurance if Tenant had obtained an all risk policy of insurance covering such property for the full replacement value thereof without deduction. Each of Landlord and Tenant agrees that it will cause its insurance carriers to include in its policies a clause or endorsement pursuant to which the insurance carriers

(i) waive all right of subrogation against the other party, its agents and employees and (ii) agree that such policies shall not be invalidated should the insured waive in writing prior to a loss any or all right of recover against any party for losses covered by such policies. If extra cost shall be charged therefor, each party shall advise the other thereof and such party shall not be obligated to obtain the same unless the other party agrees to pay the amount of the extra cost.

        13.  Liability.

        (a) Landlord, its trustees, beneficiaries, partners, directors, officers and agents and its and their employees, including Landlord's agent and Landlord's property manager, shall not be liable for any loss, damage or injury to Tenant or any other person or to its or their property, unless caused by or resulting from the gross negligence or willful misconduct of Landlord, its agents or employees in the operation or maintenance of the Premises or the Property. Further, neither Landlord, Landlord's agent nor Landlord's property manager, even if negligent, shall be liable for consequential damages arising out of any loss of use of the Premises or any equipment or facilities therein by Tenant or any person claiming through or under Tenant. In no event shall Landlord, Landlord's agent or Landlord's property manager be liable for any damages, claims, expenses or liabilities in excess of Landlord's equity in the Building regardless of any fault or negligence on the part of Landlord, Landlord's agent or Landlord's property manager. Tenant hereby covenants and agrees that it will at all times indemnify, pay on behalf of defend, and hold harmless Landlord, its trustees, beneficiaries, partners, directors, officers and agents and its and their employees including Landlord's agent and Landlord's property manager from any loss, liability, claims, costs and expenses, including without limitation, attorney's fees and expenses, both real and alleged, arising from or in connection with (i) the conduct or management of the Premises or of any business therein, or any work or thing whatsoever done, or any condition created (other than by Landlord, Landlord's agent or Landlord's property manager) in or about the Premises during the term of this Lease or during the period of time, if any, prior to the Commencement Date that Tenant may have been given access to the Premises; (ii) any act, omission or negligence of Tenant or any of its subtenants, agents, contractors, invitees, licensees or its or their employees; (iii) any accident, injury or damage whatever occurring in, at or upon the Premises not due to the gross negligence or willful misconduct of the Landlord; and (iv) any breach or default by Tenant in the full and prompt payment and performance of Tenant's obligations under this Lease. In case any action or proceeding be brought against Landlord and/or its trustees, beneficiaries, partners, directors, officers, agents or its or their employees, including Landlord's agent and Landlord's property manager, by reason of any such claim, Tenant, upon notice from Landlord shall resist and defend such action or proceeding (by counsel reasonably satisfactory to Landlord).

        (b) Tenant shall procure and maintain throughout the term of this Lease at its sole cost and expense, (i) naming Landlord, Jones, Lang, Wootton Realty Advisors and property manager as additional insured parties, a commercial general liability insurance policy, including, without limitation, blanket contractual liability coverage (which shall cover Tenant's obligations under paragraph (a) above except for the payment of rent), independent contractors coverage, broad form property damage, personal injury coverage, products/completed operations and premises operations protecting against any liability whatsoever, occasioned by any occurrence on or about the Premises with limits not less than $5,000,000.00 per occurrence in respect of injury to persons (including death), property damage or destruction, including loss of use thereof, and Worker's compensation and Employee's Liability insurance (ii) naming Tenant as the insured, a fire and all risk policy, boiler and machinery and plate glass insurance policies insuring the full replacement value of Tenant's furniture, trade fixtures, inventory and personal property located in the Premises against fire, theft, business interruption, sprinkler leakage and water damage and such other risks or hazards as are insurable under present and future forms of "All Risk" insurance policies, and with a maximum deductible of $1,000,000. All such policies shall be procured by Tenant from responsible insurance companies satisfactory to Landlord. Certified copies of such policies, together with receipt evidencing payment of premiums therefor shall be delivered to Landlord prior to the Commencement Date of this Lease. Not less than fifteen (15) days prior to the expiration date of any such policies, Tenant shall deliver or cause to be delivered to Landlord certified copies of the renewals thereof (bearing notations evidencing the payment of renewal premiums). Such policies shall further provide that not less than twenty (20) days written notice shall be given to Landlord before such policy may be canceled or materially modified. If Tenant hires a contractor or subcontractor, contractor shall carry general liability insurance naming Landlord, Jones, Lang, Wootton Realty Advisors and property manager as additional insurers.

        14. Condemnation.

        (a) In the event that the whole or any part of the Building, Property or Premises is taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof (collectively, a "Taking"), and the Taking would prevent or materially interfere with the Tenant's use of the Building, Property or Premises for the purpose for which they are being used, this Lease shall terminate effective when the physical taking of the Premises occurs.

        (b) If a Taking of part of the Premises occurs and this Lease is not terminated as provided in the subparagraph (a) above, this Lease shall not terminate but the Base Rental payable hereunder and Tenant's Proportionate Share during the unexpired portion of the Lease shall be adjusted according to the rentable area remaining tenantable.

        (c) Landlord shall be entitled to receive the entire award or payment in connection with any Taking without deduction therefrom for any estate vested in Tenant by this Lease and Tenant hereby assigns to Landlord any right it may have to receive any award or payment as may be allocated to its interests in this Lease or the Property in any proceedings related to such a Taking.

        15. Surrender and Holding Over. Tenant will, at the expiration or other termination of this Lease, quit and surrender the Premises to Landlord "broom clean" and in good order, condition and repair, except for ordinary wear and tear and except for damage by fire and other casualties which results in termination of the Lease by Landlord as provided for in paragraph 12. Tenant's obligation to observe or perform this covenant shall survive the expiration or other termination of this Lease. If Tenant retains possession of the Premises or any part thereof after such termination, then Landlord may at its option serve written notice upon Tenant that such holding over constitutes either (i) creation of a month-to-month tenancy, upon the terms and conditions set forth in this Lease, or (ii) creation of a tenancy at sufferance, upon the terms and conditions set forth in this Lease, provided, however, that in either case the monthly rental or daily rental, as the case may be, shall, in addition to all others sums which are to be paid by Tenant hereunder be equal to one and one-half times the rental being paid to Landlord under this Lease immediately prior to such termination. If no such notice is served, then a tenancy at sufferance shall be deemed to be created at the rent set forth in the preceding sentence. Tenant's payment to Landlord of one and one-half times the rental shall represent liquidated damages and not a penalty, it being agreed that the damage to Landlord resulting from any failure by Tenant to timely surrender possession of the Premises will be substantial and will be impossible to measure accurately. The provisions of this paragraph shall not constitute a waiver by Landlord of any right of re-entry as herein set forth, nor shall receipt of any rent or any other act in apparent affirmance of the tenancy operate as a waiver of the right to terminate this Lease for a breach of any of the terms, covenants or obligations herein on Tenant's part to be performed.

        16. Quiet Enjoyment. Landlord represents and warrants that it has full right and authority to enter into this Lease and that Tenant, upon paying the rental herein set forth and performing its other covenants and agreements herein set forth shall peaceably and quietly have, hold and enjoy the Premises for the Lease Term hereof without hindrance or molestation from Landlord or any person claiming by, through and under Landlord, subject to the terms and provisions of this Lease.

        17. Events of Default. The following events shall be deemed to be "Events of Default" by Tenant under this Lease:

        (a) Tenant shall fail to pay any installment of the Base Rental when due, or any payment with respect to Taxes or other Additional Rent hereunder, when due, and such failure shall continue to a period of ten (10) days from the date that Landlord has provided written notice that payment is past due, provided, however, that Landlord shall be obligated to give written notice of said failure not more than two (2) times during any twelve (12) month period and thereafter, Tenant shall be deemed to have received written notice on the date that such payment was due.

        (b) Tenant shall become insolvent, or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

        (c) Tenant shall file a petition under any section or chapter of the National Bankruptcy Act, as amended, or under any similar law or statute of the United States or any State thereof, or Tenant shall be adjudged bankrupt or insolvent in proceedings filed against Tenant thereunder.

        (d) A receiver or trustee shall be appointed for all or substantially all of the assets of Tenant.

        (e) Tenant shall desert any substantial portion of the Premises.

        (f) Tenant shall fail to execute, within twenty (20) days after demand by Landlord, any document that Tenant is obligated to execute pursuant to paragraph 20, 21 or 29(d) hereof.

        (g) Tenant shall assign, in whole or in part, its interest in this Lease or sublet, in whole or in part, the Premises in violation of paragraph 11.

        (h) Tenant shall fail to comply with any term, provision or covenant of this Lease (other than the foregoing in this Paragraph 17), and shall not cure such failure within twenty (20) days after written notice thereof to Tenant, or, in the case of a failure which cannot be cured with due diligence within said twenty (20) day period, shall not notify Landlord within said twenty (20) day period of Tenant's intention to duly institute all steps necessary to remedy such default, duly institute within said twenty (20) day period all such steps, and thereafter diligently and continuously prosecute to completion the cure of such failure.

        18. Remedies. Upon the occurrence of any such Event of Default described in Paragraph 17 hereof, Landlord shall have the option to pursue any one or more of the following remedies without any notice or demand whatsoever:

        (a) Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails so to do, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises or any part thereof and expel or remove Tenant and any other person who may be occupying such Premises or any part thereof, by any suitable action or proceeding at law, by force or otherwise without being liable to indictment, prosecution or for any claim of damages therefor; and Tenant shall thereupon pay to Landlord all Base Rental and

Additional Rent payable up to the time of such termination of this lease, or of such recovery of possession of the Premises by landlord, as the case may be and agrees to pay to Landlord on demand the amount of all loss and damage which Landlord may suffer by reason of such termination, whether through inability to relet the Premises on satisfactory terms or otherwise.

        (b) Enter upon and take possession of the Premises or any part thereof and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, by suitable action or proceeding at law, by force or otherwise without being liable to indictment, prosecution or any claim for damages therefor, and relet the Premises and receive the rent therefor; and Tenant shall thereupon pay to Landlord Base Rental and Additional Rent payable up to the time of such recovery of possession of the Premises by Landlord and agrees to pay to the Landlord on demand any deficiency that may arise by reason of such reletting. In the event Landlord is successful in reletting the Premises at a rental in excess of that agreed to be paid by Tenant pursuant to the terms of this Lease, Landlord and Tenant each mutually agree that Tenant shall not be entitled, under any circumstances, to such excess rental, and Tenant does hereby specifically waive any claim to such excess rental.

        Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Landlord hereunder or of any damages accruing to Landlord by reason of the violation of any of the terms, provisions and covenants herein contained. No act or thing done by the Landlord or its agents during the Lease Term shall be deemed a termination of this Lease or an acceptance of the surrender of the Premises, and no agreement to terminate this Lease or accept a surrender of the Premises shall be valid unless in writing signed by Landlord. No waiver by Landlord of any violation or breach of any of the terms, provisions and covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained. Landlord's acceptance of the payment of rental or other payments hereunder after the occurrence of an Event of Default shall not be construed as a waiver of such default, unless Landlord so notifies Tenant in writing. Forbearance by Landlord to enforce one or more of the remedies herein provided upon a default shall not be deemed or construed to constitute a waiver of such default or of landlord's right to enforce any such remedies with respect to such default or any subsequent default. If, on account of any breach or default by Tenant in Tenant's obligations under the terms and conditions of this Lease, it shall become necessary or appropriate for Landlord to employ or consult with an attorney concerning or to enforce or defend any of Landlord's rights or remedies hereunder, Tenant agrees to pay any reasonable attorney's fees to incurred.

        19. Landlord's Right of Self-help. If Tenant shall default in the performance of any of Tenant's obligations under this Lease, Landlord, without thereby waiving such default, may (but shall not be obligated to) enter upon the Premises, without being liable to indictment, prosecution or any claim for damages therefor, and remedy such default for the account of Tenant, immediately and without notice in a case of emergency, and in any other case only if Landlord shall have notified Tenant of such default and the applicable grace period for curing such default shall have expired. Tenant agrees to reimburse Landlord on demand for any expenses which Landlord may incur in thus effecting compliance with Tenant's obligations under this Lease plus interest at the rate of one and one-half percent (1 1/2%) per annum or the maximum rate permitted by law, whichever is less, and Tenant further agrees that Landlord shall not be liable for any damages resulting to the Tenant from such action, whether caused by the negligence of Landlord or otherwise.

        20. Landlord's Lien. In addition to any statutory lien for rent in Landlord's favor, Landlord shall have and Tenant hereby grants to Landlord a continuing security interest for all rentals and other sums of money becoming due hereunder from Tenant, upon all goods, wares, equipment, fixtures, furniture, inventory, accounts, contract rights, chattel paper and other personal property of Tenant situated on the Premises, and such property shall not be removed therefrom without the consent of Landlord until all arrearages in rent as well as any and all other sums of money then due to Landlord hereunder shall first have been paid and discharged. In the event of a default under this Lease, Landlord shall have, in addition to any other remedies provided herein or by law, all rights and remedies under the Uniform Commercial Code, including without limitation the right to sell the property described in this Paragraph 20 at public or private sale upon five (5) days' notice to Tenant. Tenant hereby agrees to execute such financing statements and other instruments necessary or desirable in Landlord's discretion to perfect the security interest hereby created. Any statutory lien for rent is not hereby waived, the express contractual lien herein granted being in addition and supplementary thereto. Notwithstanding the foregoing, Landlord agrees to subordinate its lien to the lien of any unrelated third party financing secured by all of such goods, wares, equipment, fixtures, furniture, inventory, accounts, chattel paper and other personal property of Tenant situated on the Premises.

        21. Mortgages. Tenant acknowledges and agrees that this Lease and all rights of Tenant hereunder are and shall be subject and subordinate to any mortgage(s) and/or deed(s) of trust now or at any time hereafter constituting a lien or charge upon the Premises or the Improvements provided, however, that if the mortgagee, trustee, or holder of any such mortgage or deed of trust elects to have Tenant's interest in this Lease superior to any such instrument, then by notice to Tenant from such mortgagee, trustee, or holder, this Lease shall be deeded superior to such lien, whether this Lease was executed before or after said mortgage of deed of trust. This Paragraph 21 shall be self-operative and no further instruments of subordination shall be required. However, Tenant shall at any time hereafter on demand execute any instruments, releases or other documents which may be required by any mortgage for the purpose of confirming the subjecting and subordinating of this Lease to the lien of any such mortgage. To the extent that the Property is or becomes subject to any mortgage or other lien, Landlord shall use commercially reasonable efforts to provide Tenant with non-disturbance agreements.

        22. Landlord's Default. In the event that Landlord should become in default of any payments due on any such mortgage described in Paragraph 21 hereof or in the payment of taxes or any other items which might become a lien upon the Premises and which Tenant is not obligated to pay under the terms and provisions of this Lease, Tenant is authorized an empowered after giving Landlord five (5) days prior written notice of such default and Landlord's failure to cure such default, to pay any such items for and on behalf of Landlord, and the amount of any item so paid by Tenant for or on behalf of Landlord, together with any interest or penalty required to be paid in connection therewith, shall be payable on demand by Landlord to Tenant; provided, however, that Tenant shall not be authorized and empowered to make any payment under the terms of this Paragraph 22 unless the item paid shall be superior to Tenant's interest hereunder. In the event that Tenant pays any mortgage debt in full, in accordance with this paragraph, it shall, at its election, be entitled to the mortgage security by assignment or subrogation.

        23. Mechanic's Liens. Tenant shall have no authority, express or implied, to create or place any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord in the Premises or to charge the rentals payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction, alterations or repairs. Tenant covenants and agrees that it will pay or cause to be paid all sums legally due and payable by it on account of any labor performed or materials furnished in connection with any work performed on the Premises on which any lien is or can be validly and legally asserted against its leasehold interest in the Premises or the Property and that it will save and hold Landlord harmless from any and all loss, cost or expense based on or arising out of asserted claims or liens against the leasehold estate or against the right, title and interest of the Landlord in the Premises or under the terms of this Lease. Tenant at its expense shall procure the satisfaction or discharge of record of all such liens and encumbrances within thirty (30) days after the filing thereof.

        24. Sale by Landlord.

        (a) The term "Landlord" as used herein shall mean only the owner at the time in question of the Building and Property. In the event of a sale or conveyance of the Building, the transferor shall be and hereby is relieved and freed of all obligations of Landlord under this Lease accruing after such transfer, and it shall be deemed, without further agreement, that such transferee has assumed and agreed to perform and observe all obligations of Landlord herein during the period it is the holder of Landlord's Interest under this Lease. Tenant agrees to attorn to the transferee.

        (b) Tenant shall look only to Landlord's estate in the Property for the satisfaction of Tenant's remedies for the collection of a judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default by Landlord hereunder, and no other property or assets of Landlord or its board of directors and officers, or investment manager, disclosed or undisclosed, as the case may be, or any employees or agents of Landlord or the investment manager shall be subject to levy, execution or other enforcement procedure for the satisfaction of Tenant's remedies under or with respect to this Lease, the relationship of Landlord and Tenant hereunder or Tenant's use or occupancy of the Premises.

        25. Notices.

        (a) Any notice or demand, consent, approval or disapproval, or statement (collectively, "Notices") required or permitted to be given by the terms and provisions of this Lease, either by Landlord to Tenant or by Tenant to Landlord, shall be in writing and shall be personally delivered with receipt acknowledged or sent by United States mail postage prepaid as registered or certified mail, return receipt requested addressed as follows (or to such other address within the continental United States as such addressee may specify from time to time by Notice delivered in accordance herewith):

        If to Landlord's Property Manager, to:                If to Landlord, to:

        State of Wisconsin Investment Board                    State of Wisconsin Investment Board
        c/o Trammell Crow Realty Associates, Inc.              c/o Jones Lang Wootton Realty Advisors
        5955 T.G. Lee Boulevard                                101 East 52nd Street
        Suite 340                                              New York, New York 10022
        Orlando, Florida 32822                                 Attn:  S.J. Furnary
        Attn:  Elwood B. Coley, Jr.

        If to Tenant, to:                                      With a copy to:

        ECC International Corp.                                ECC International Corp.
        175 Stratford Avenue                                   2900 Titan Row, Suite 124
        Wayne, PA 19087                                        Orlando, Florida 32809
        Attn:  George Murphy                                   Attn:  Jerry Robbins


        (b) All rent and other payments required to be made by Tenant to Landlord hereunder shall be payable to Landlord at the address hereinabove set forth or at such other address as Landlord may specify from time to time by Notice delivered in accordance herewith. Tenant's obligation to pay rent and any other amounts to Landlord under the terms of this Lease shall not be deemed satisfied until such rent and other amounts have been actually received by Landlord.

        (c) Any notice or document required or permitted to be delivered hereunder shall be deemed given, as of the date of delivery or, in the event of failure to deliver by reason of changed address of which no Notice was given or refusal to accept delivery, shall be deemed given as of the date of such failure as indicated by affidavit or on the return receipt or by notice of the postal service, as the case may be.

        (d) If and when included within the term "Landlord", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves for their joint execution of such a Notice specifying some individual at some specific address for the receipt of Notices and payments to Landlord. If and when included within the term "Tenant", as used in this instrument, there are more than one person, firm or corporation, all shall jointly arrange among themselves to their joint execution of such a Notice specifying some individual at some specific address within the continental United States for the receipt of Notices and payments to Tenant. All parties included within the terms "Landlord" and "Tenant", respectively, shall be bound by Notices given in accordance with the provisions of this paragraph to the same effects as if each had received such Notice.

        26. Brokerage. Tenant represents and warrants that it has dealt with no broker, agent, or other person in connection with this transaction other than Trammell Crow Realty Services, Inc. and Castle Commercial Realty, and that no broker, agent, or other person other than Trammell Crow Realty Services, Inc. and Castle Commercial Realty, brought about this transaction and Tenant agrees to indemnify and hold Landlord and Landlord's agent and Landlord's property manager harmless from and against any claims by any other broker, agent, or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction, and for all costs, expenses and liabilities in connection therewith, including, without limitation, attorneys' fees and expenses.

        27. Hazardous Material. Landlord and Tenant agree as follows with respect to the existence or use of hazardous materials and toxic substances on or about the Premises:

        (a) Tenant shall not cause or permit any hazardous materials or toxic substances to be brought upon, kept or used in or about the Premises by Tenant, its agents, employees, contractors or invitees, without the prior written consent of Landlord, which consent may be granted or withheld in Landlord's sole and absolute discretion. The items attached hereto as Exhibit "F" are hereby approved by Landlord for Tenant's use. Tenant's request for Landlord's consent shall demonstrate to Landlord's satisfaction that such hazardous materials or toxic substances are necessary to the business of Tenant and will be transported, used, kept and stored in a manner that complies with all laws relating to any such hazardous materials or such toxic substances so brought upon or used or kept in or about the Premises. If Landlord grants its consent, Tenant shall transport, use, keep and store such hazardous materials or toxic substances in a manner that complies with all laws relating to such hazardous materials or toxic substances so brought upon or used or kept in or about the Premises in accordance with any procedures described in Tenant's request for consent. Landlord's consent to any such bringing upon or use of hazardous materials or toxic substances upon the Premises shall not be deemed an acknowledgement that Tenant's method of transport, use or disposal is safe or in compliance with law and it shall be Tenant's sole obligation (subject to Landlord's rights hereunder) to ensure that such method of transport, use and disposal is safe and in compliance with law.

        To the best of Landlord's knowledge, Landlord warrants that as of the execution of this Lease, the Property is clear of hazardous materials or toxic substances, except as may be present in accordance with applicable laws and in accordance with the ordinary course of Tenant's business, if presence of hazardous materials or toxic substances on the Property caused or permitted by Tenant or any person claiming by, through or under Tenant, including any employee or agent of Tenant, results in contamination of the Property, or if contamination of the Property by hazardous materials or toxic substances otherwise occurs for which Tenant is legally liable to Landlord for damage resulting therefrom, then Tenant shall indemnify, defend and hold Landlord harmless from any and all claims, damages, costs, liabilities and losses, including without limitation, diminution in value of the Property, damages for the loss or restriction on use of rentable or usable space or any amenity of the Property, damages arising from any adverse impact on marketing of space in the Building, and sums paid in settlement of claims, actual attorneys' fees and expert fees, which arise during or after the term of this Lease as a result of such contamination. This indemnification of Landlord by Tenant also includes, without limitation, costs incurred in connection with any investigation of site conditions, including regular inspections, or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision or which Landlord otherwise deems necessary to remediate and remove any such hazardous waste and any contaminated materials, soil or ground water and to protect any persons or property from injury by reason thereof if and only if contamination was caused or permitted by any person claiming by, through or under Tenant including, without limitation, any employee, contractor, invitee or agent of Tenant. The indemnity and hold harmless obligations of Tenant under this Paragraph shall survive any termination of this Lease. Without limiting the foregoing, if any contamination of the Property is caused or permitted by Tenant or any person claiming by, through or under Tenant, including any employee or agent of Tenant, Tenant shall promptly take all actions at its sole expense as are necessary to return the Property to the condition existing prior to the introduction of any such hazardous materials or toxic substances to the Property; provided that, Landlord's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions, in Landlord's sole and absolute discretion, would not potentially have any material adverse long-term or short-term effect on the Property or Landlord, its agents and employees.

        (b) Landlord shall have the right, at any time, to cause testing wells to be installed on or about the Premises, and may at its option cause the ground water to be tested to detect the presence of hazardous materials or toxic substances at least once every twelve (12) months during the term of this Lease by the use of such tests as are then customarily used for such purposes. If Tenant so requests, Landlord shall supply Tenant with copies of such test results. The cost of such tests and of the maintenance, repair and replacement of such wells shall be fully paid for by Landlord unless contamination of the Premises with hazardous materials or toxic substances has occurred and was permitted by Tenant or any person claiming by, through or under Tenant including, without limitation, any employee, contractor, invitee or agent of Tenant, in which event, the Tenant shall pay for such audit in addition to all other obligations hereunder, within ten (10) days after receiving a statement of charges from Landlord. If Landlord tests any area of the Property not leased to any Tenant, Tenant shall pay its Proportionate Share of such tests, provided, if any contamination is so detected and it is determined that such contamination is caused or permitted by Tenant or any person claiming by, through or under Tenant, including any employee or agent of Tenant, Tenant shall pay the entire cost of such tests. Tenant shall have the right at any time during the term of this Lease to conduct its own test of the ground water underlying the Premises by using such wells so long as each of the following conditions are satisfied: (i) such tests are conducted by Tenant at its own expense; (ii) it repairs any damage to such wells caused by such tests; and (iii) it delivers copies of the results of such tests to Landlord.

        (c) Landlord and Landlord's agents shall have the right to inspect the Premises for purposes of ascertaining Tenant's compliance with this Paragraph
27. The cost of such inspections shall be reimbursed to Landlord by Tenant. In the event of a spill or mishandling of hazardous materials or toxic substances, Tenant shall immediately inform Landlord verbally and in writing. Such notice shall identify the hazardous materials or toxic substances involved and the emergency procedures taken.

        (d) It shall not be unreasonable for Landlord to withhold its consent to any proposed assignment or sublease if (i) the proposed assignee's or sublessee's anticipated use of the Premises involves the generation, treatment or disposal of hazardous materials or toxic substances; (ii) the proposed assignee or sublessee has been required by any prior landlord, lender or governmental authority to take remedial action in connection with hazardous materials, or toxic substances contaminating a property if the contamination resulted from such assignee's or sublessee's actions or use of the property in question; or (iii) the proposed assignee is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of any hazardous materials or toxic substances.

        (e) As used herein, the terms "hazardous materials and/or toxic substances" mean (i) any hazardous or toxic substance, material or waste which is or becomes regulated by any local, state or federal governments or special districts, (ii) any substance or material which is designated as a "hazardous substance" pursuant to Section 1311 of the Federal Water Pollution Control Act (33 U.S.C. Section 1317), (iii) any substance or material which is defined as a "hazardous waste" pursuant to Section 1004 of the Federal Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq. (42 U.S.C. Section 6903), or
(iv) any substance or material which is defined as a "hazardous substance" pursuant to Section 101 of the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq. (42 U.S.C.
Section 9601). References herein to specific statutes or laws shall also be references to any applicable successor statutes or laws.

        (f) If Tenant presently uses in its business any materials which may be hazardous materials or toxic substances as defined in this Paragraph 27, Tenant shall prior to execution of this Lease deliver to Landlord, (i) a list of all such hazardous materials and toxic substances (a copy of which list is attached hereto as Exhibit E), (ii) a plan for use, handling, storage and disposal of hazardous materials and toxic substances, (iii) the name, address, telephone number and qualifications of a licensed company that will handle emergency clean-up for Tenant, and (iv) a written contingency plan for any emergency involving said hazardous materials and toxic substances. During the term of this Lease, Lessee shall deliver to Landlord all reports required by all regulatory agencies governing the use, handling, storage and disposal of hazardous materials or toxic substances.

        (g) Landlord agrees that Tenant may use the hazardous materials and toxic substances enumerated on Exhibit E, subject to the terms of this Lease. Tenant shall immediately notify Landlord of any other materials which may be used by Tenant or stored by Tenant on or about the Premises which may be hazardous or toxic, and shall obtain Landlord's written consent thereto, which consent may be granted or withheld in Landlord's sole and absolute discretion, prior to such use or storage.

        (h) Any increase in the premiums for necessary insurance on the Premises which arises from Tenant's use and/or storage of these materials shall be solely at Tenant's expense. Tenant shall procure and maintain at its sole expense such additional insurance as may be necessary to comply with any requirement of any federal, state or local governmental agency or special district with jurisdiction.

        (i) It is the intent of the parties hereto that the provisions of this Paragraph 27 regarding the use and handling of hazardous materials and toxic substances shall also apply to Tenant's storage upon the Premises of any substances, including, but not limited to, gasoline and diesel fuels in above or below ground storage tanks.

        28. No Recordation of Lease. Tenant shall not record this Lease or any memorandum hereof.

        29. Miscellaneous.

        (a) Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

        (b) The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided. Landlord shall have the right to assign any of its rights and obligations under this Lease. Each party agrees to furnish to the other, promptly upon demand, a corporate resolution, proof of due authorization by partners, or other appropriate documentation evidencing the due authorization of such party to enter into this Lease.

        (c) The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way effect the interpretation of this Lease.

        (d) Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is in full force and effect, the date to which rent has been paid, the unexpired term of this Lease and such other matters pertaining to this Lease as may be reasonably required by Landlord. It is understood and agreed that Tenant's obligation to furnish such estoppel certificates in a timely fashion is a material inducement for Landlord's execution of this Lease, that any such statement delivered pursuant hereto shall be deemed a representation and warranty to be relied upon by the party requesting the certificate and by others with whom such party may be dealing, regardless of independent investigation, and that Tenant shall be liable for all loss, cost or expense resulting from the failure of any sale or funding of any loan caused by a material misstatement contained in such estoppel certificate. In the event Tenant shall fail to return a fully executed copy of such certificate to Landlord within the foregoing twenty (20) day period, then Tenant shall be deemed to have approved and confirmed all of the terms, certifications and representations contained in such certificate and such certificate as signed by Landlord shall be fully binding on Tenant.

        (e) This Lease may not be altered, changed or amended except by an instrument in writing signed by both parties hereto.

        (f) All obligations of Tenant hereunder not fully performed as of the expiration or earlier termination of the term of this Lease shall survive the expiration or earlier termination of the term hereof, including without limitation all payment obligations with respect to taxes and insurance and all obligations concerning the condition of the Premises. Upon the expiration or earlier termination of the term hereof, and prior to Tenant vacating the Premises, Tenant shall pay to Landlord any amount reasonably estimated by Landlord as necessary to put the Premises, including without limitation all heating and air conditioning systems and equipment therein, in good condition and repair. All such amounts shall be used and held by Landlord for payment of such obligations of Tenant hereunder, with Tenant being liable for any additional costs therefor upon demand by Landlord, or with any excess to be returned to Tenant after all such obligations have been determined and satisfied, as the case may be. Any security deposit held by Landlord shall be credited against the amount payable by Tenant under this Paragraph 29(f).

        (g) If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the term of this Lease, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be effected thereby, and it is also the intention of the parties to this Lease that in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there be added as a part of this Lease contract a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

        (h) Because the Premises are on the open market and are presently being shown, this Lease shall be treated as an offer by Tenant, and shall not be valid or binding unless and until accepted by Landlord in writing and a fully executed copy delivered to both parties hereto.

        (i) All references in this Lease to "the date hereof" or similar references shall be deemed to refer to the date first written above.

        (j) If either party hereto is successful in enforcing against the other any legal or equitable remedy for a breach of any of the provisions of this Lease, the successful party shall be entitled to recover its reasonable expenses and attorney's fees as a part of the judgment or decree.

        (k) The duties and obligations of Tenant herein shall be binding upon all or any of them. The duties and obligations of Tenant shall run and extend not only to the benefit of the Landlord, as named herein, but to the following, at the option of the following or any of them (i) any person by, through or under which Landlord derives the right to lease the Premises; (ii) the owner of the Premises; and (iii) holders of mortgage or rent assignment interests in the Premises, as their respective interests may appear; provided, however, nothing contained herein shall be construed to obligate Tenant to pay rent to any person other than the Landlord until such time as Tenant has been given written notice of either an exercise of a rent assignment or the succession of some other party to the interest of Landlord.

        (l) If Landlord's consent or approval is required pursuant to any provision hereof and Tenant shall request Landlord's consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being intended that Tenant's sole remedy shall be an action for specific performance or injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law Landlord may not unreasonably withhold its consent or approval.

        30. Additional Provisions. See Additional Provisions Paragraph(s) 31 through 37, attached hereto and made part hereof as if fully incorporated herein and when in conflict with the printed portion of this Lease, said Additional Provisions shall prevail.

EXECUTED BY LANDLORD, this 26th day of January, 1995.

ATTEST/WITNESS                   STATE OF WISCONSIN INVESTMENT BOARD

                                 By: Jones Lang Wootton Realty Advisors,
                                     Its Agent

1) /s/ [Signature]               By: /s/ [Signature]
   ----------------------------      ------------------------------

2) /s/ [Signature]
   ----------------------------


EXECUTED BY TENANT, this 30th day of January, 1995.

ATTEST/WITNESS                   ECC INTERNATIONAL CORP., a Delaware Corporation

1) /s/ [Signature]               By: /s/ [Signature]
   ----------------------------      ---------------------------------

2) /s/ Joe D. Sellers            Title: V.P. Vending Products Division
   ----------------------------         ------------------------------

                             ADDITIONAL PROVISIONS

        31. Landlord shall construct within the Premises the improvements contemplated by the Preliminary Specifications attached hereto as Exhibit "C" and made a part hereof ("Landlord's Work"). Landlord shall construct Landlord's Work in a good and workmanlike manner, in accordance with all applicable laws, regulation, codes and ordinances, and in accordance with the Work Agreement attached hereto as Exhibit "D" and made a part hereof. Landlord shall contribute and pay for up to a total of $248,433.00 toward the cost of Landlord's Work ("Landlord's Contribution"), and Tenant shall pay to Landlord all costs associated with Landlord's Work in excess of Landlord's Contribution within ten (10) days after an invoice from Landlord.

        32. The parties agree that one-twelfth (1/12) of Tenant's Proportionate Share of Taxes described in Paragraph 4 hereof, at the Premises described in Exhibit "A" hereto, is initially estimated to be TWO THOUSAND SIX HUNDRED FIFTY-NINE AND 07/100 DOLLARS ($2,659.07) payable as Additional Rent on a monthly basis subject to adjustment for end-of-the-year reconciliations as provided in Paragraph 4.

        33. The parties agree that one-twelfth (1/12) of Tenant's Proportionate Share of common area maintenance expenses described in Paragraph 6 hereof, at the Premises described in Exhibit "A" hereto, is initially estimated to be SEVEN HUNDRED EIGHTY-FIVE AND 63/100 DOLLARS ($785.63) payable as Additional Rent on a monthly basis subject to adjustment for end-of-the-year reconciliations as provided in Paragraph 6.

        34. If any holder of any mortgage to which this Lease is subject and subordinate or any purchaser at a foreclosure sale shall succeed to the rights of Landlord under this Lease, whether through possession or foreclosure action or delivery of a new lease or deed, then at the request of such party so succeeding to Landlord's rights (a "Successor Landlord"), Tenant shall attorn to and recognize Successor Landlord as Landlord. This Paragraph 34 shall be self-operative and no further instruments of attornment shall be required. However, Tenant shall at any time hereafter on demand execute any instrument that Landlord or Successor Landlord may reasonably request to evidence such attornment. Upon such attornment this Lease shall continue in full force and effect as a direct lease between Successor Landlord and Tenant upon all of the terms, conditions and covenants set forth in this Lease except that Successor Landlord shall not (a) be liable for any previous act, omission or default of Landlord under this Lease; (b) be responsible for any liability which shall have accrued to Tenant against Landlord; (c) be bound by any covenant to undertake or complete any improvements to the Premises or the Building or to pay to Tenant any sum, or grant to Tenant any credit, towards the cost of preparing, furnishing or moving into the Premises or any portion thereof; or (d) be bound by any previous modification, amendment, surrender or cancellation of this Lease or by any previous prepayment of more than one month's Base Rental or Additional Rent, unless such modification amendment, surrender, cancellation or prepayment shall have been expressly approved in writing by Superior Landlord.

        35. Radon Gas: Tenant understands and acknowledges that radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

        36. Notwithstanding the provisions of Paragraph 2(a), base monthly rental shall increase as per the following schedule:

            Months 1-36           $20,547.00 per month plus Florida state sales tax.

            Months 37-84          $23,872.00 per month plus Florida state sales tax.


                                 EXHIBIT "A"

        Approximately 72,520 square feet as outlined in red in Exhibit "B" attached hereto and made part thereof, out of a larger building situated on a tract of ground, the legal description of which is:

        From the SW corner of the SE 1/4 of Section 28, Township 23 South, Range 29 East, Orange County, Florida, run N 89 degrees 48 minutes 17 seconds East 209.52 feet along the S boundary of said SE 1/4; thence run North 00 degrees 11 minutes 43 seconds West 957.68 feet to the NW corner of ORLANDO CENTRAL PARK NO. 42, as recorded in Plat Book 9, Page 21, Public Records of Orange County, Florida; thence run South 89 degrees 48 minutes 17 seconds West 605.89 feet along the South boundary of ORLANDO CENTRAL PARK NO. 46, as recorded in Plat Book 11, Page 60, Public Records of Orange County, Florida, to the beginning of a tangent curve concave Northeasterly and having a radius of 405.00 feet; thence run Northwesterly 191.13 feet along the arc of said curve and said S boundary through a central of 27 degrees 02 minutes 21 seconds to the Southwest corner of said ORLANDO CENTRAL PARK NO. 46; thence run North 00 degrees 11 minutes 43 seconds West 68.97 feet along the West boundary of said ORLANDO CENTRAL PARK NO. 46 to the most Southerly corner of ORLANDO CENTRAL PARK NO. 51, as recorded in Plat Book 14, Page 68, Public Records of Orange County, Florida, said most Southerly corner being on a non-tangent curve concave Northeasterly and having a radius of 345.00 feet; thence from a tangent bearing of North 57 degrees 56 minutes 32 seconds West, run Northwesterly 135.05 feet along the arc of said curve and the Southwesterly boundary of said ORLANDO CENTRAL PARK NO. 51, through a central angle of 22 degrees 25 minutes 45 seconds to the end of said curve; thence run North 35 degrees 30 minutes 47 seconds West 402.36 feet along said Southwesterly boundary to the SW corner of said ORLANDO CENTRAL PARK NO. 51; thence run South 00 degrees 11 minutes 43 seconds East 103.79 feet; thence run North 35 degrees 30 minutes 47 seconds West 103.79 feet for the POINT OF BEGINNING: thence continue North 35 degrees 30 minutes 47 seconds West 149.32 feet to the beginning of a tangent curve concave Southwesterly having a radius of 970.00 feet and an intersection angle of 10 degrees 00 minutes 00 seconds; thence run Northwesterly 169.30 feet along the arc of said curve to the end of said curve; thence run North 45 degrees 30 minutes 47 seconds West 1257.96 feet to the beginning of a tangent curve concave Northeasterly, having a radius of 230.00 feet and an intersection angle of 86 degrees 54 minutes 59 seconds; thence run Northwesterly and Northerly 348.91 feet on the arc of said curve to the end of said curve; thence run South 41 degrees 24 minutes 12 seconds West 589.05 feet; thence run South 45 degrees 30 minutes 47 seconds East 2155.09 feet; thence run North 12 degrees 01 minutes 43 seconds West 198.98 feet; thence run North 00 degrees 11 minutes 43 seconds West 309.59 feet to the POINT OF BEGINNING.

        Containing 16.5797 acres, more or less.

        Subject to easements.

                                  EXHIBIT "B"

                   Approximately 72,520 Rentable Square Feet

                           2900 Titan Row, Suite 142

                             Orlando, Florida 32809



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
ECC International
12/29/94                          EXHIBIT "C"

1) General Contractor

Permit:                                      $2,344
Cut and patch allowance:                       $900
Plumbing-LBR & MTL:                          $8,779
2 prefab shower units:                       $3,700
1 eye wash unit:                             $1,650
HVAC testing area 7,200 sf-22.5 tons:       $18,787
HVAC assembly area 36,000 sf-90 tons:       $74,250
Fire alarm for duct detector:                $6,899
Electrical-1200 amps total                  $60,000
Brkrm/office/bthroom construction:          $22,150
Compactor ramp                               $1,500
Paint existing office areas:                 $5,010
Replace flooring in office area:             $6,788
Trash:                                         $200
Supervision:                                 $3,800
O&P                                         $21,676

SUB-TOTAL                                  $238,433


2) Professional Services


Architectural                                $3,000
Engineering                                  $5,000
Roof Engineer                                $2,000

GRAND TOTAL                                $248,433

                        EXHIBIT "C" CONT.

NOTES:

        Electrical scope of work to include:

                * Wire 3 7.5 ton split systems in testing area
                * Wire 9 10 ton split systems in assembly
                * Wire 1 5 ton split system over office break area.
                * Wire 20 2 X 4 lay in light fixtures
                * 2 exit lights
                * Wire/hookup 1 30 gallon water heater
                * Bringing in 2-600 amp services with direct feeders and
                  dedicating 400 amps to HVAC system
                * There are no hookups or wiring of desk mounted tools,
                  equipment or additional lighting included in this proposal other than noted above.

        Plumbing scope of work:

                * 5 Fixtures proposed in men's and women's each 10 total
                * 3 sinks proposed in men's and women's each 6 total
                * 1 floor drain in men's and women's 2-total
                * Code will require 3 drinking fountains in the warehouse area we have not included a cost for this and recommend using bottled water.

        HVAC scope of work to include:

                * The lack of barriers in the assembly and testing areas will cause the HVAC equipment to run more continuously than a balanced space.
                * The areas directly behind the designated conditioned areas may be 10 degrees warmer than the conditioned areas during summertime conditions.
                * The HVAC equipment is proposed without heat strips, the
                  equipment will cool only.
                * It appears that roof deck insulation will not be required, however this will have to be confirmed with the county.

        Exclusions:

                Telephone, Data, or computer cabling.
                It appears that impact fees will be assessed. These fees are not included and will be Tenant's responsibility. Warehouse floor stripping of sealing.
                Air lines - lbr and mtl.
                Relocation or staging expenses.
                No fire protection upgrades.

                                  EXHIBIT "D"

                                 Work Agreement

        1. Drawings, Plans & Specifications

                (a) Landlord shall cause Preliminary Space Plans to be prepared and delivered to Tenant.

                (b) After receipt of Tenant's approval of the Preliminary Space Plans, Landlord shall cause the following to be prepared and delivered to
Tenant:

                        (i) architectural drawings for Landlord's Work sufficient to obtain a building permit from the Orange County Building Department (which architectural drawings shall include a reflected ceiling plan); and

                        (ii) materials, colors and designs of wall coverings and finishes.

                (c) The plans, specifications and information described in paragraphs 1(a) and (b) above are hereinafter collectively referred to as "Landlord's Drawings." The cost of preparation and delivery of Landlord's drawings shall be considered part of Landlord's contribution pursuant to Paragraph 31.

        2. Landlord's Work

                As contemplated by Paragraph 31 of the Lease, Landlord shall construct or cause to be constructed all improvements provided for in Landlord's Drawings (i.e., Landlord's Work). The cost of Landlord's Work, less Landlord's Contribution, shall be paid by Tenant to Landlord (as Additional
Rent) within ten (10) days after Tenant's receipt of an invoice therefor.

        3. Fees

                Tenant shall pay to Landlord the cost of Landlord's work (less Landlord's Contribution) plus, as Additional Rent, an additional (a) eight percent (8%) for general contractors Overhead and Profit, (b) $27.50 per hour for each hour (or portion of an hour) of supervision by general contractor, and
(c) six percent (6%) for construction management. All such fees shall be paid by Tenant to Landlord as and when billed by Landlord to Tenant and within ten
(10) days after Tenant's receipt of each such bill. All payments to be made by Tenant to Landlord under this Work Agreement shall be payable by Tenant and collectible by Landlord in the same manner and to the same extent as the payment of Base Rental under the Lease, regardless of whether the term of the Lease has then commenced, and any default by Tenant in the payment of any amounts due under this Work Agreement shall entitle Landlord to the same rights and remedies to which Landlord is entitled for default by Tenant in the payment of Base Rental under the lease.

        4. Tenant's Delay

                (a) If Landlord shall be delayed in substantially completing any work it is required to perform hereunder as a result of any act, neglect, failure or omission of Tenant, its agents, employees or contractors, including without limitation any of the following, such delay shall be deemed a "Tenant Delay":

                        (i) Tenant's failure to approve Landlord's Drawings in the time period provided in paragraph 5 hereof; or

                        (ii) Tenant's delays in submitting or approving any other drawings, plans or specifications, or in supplying information; or

                        (iii) Tenant's request for materials, finishes or installations (other than those included in Building Standard Work); or

                        (iv)  Tenant's changes in drawings, plans or
specifications submitted to or prepared by Landlord (including any Revisions);
or

                        (v) the entering onto the Premises by Tenant, its agents, employees or contractors to perform any work on the Premises, to inspect the Premises or otherwise; or

                        (vi) any delays of contractors or subcontractors resulting from Tenant's failure to timely approve cost estimates or to make any payments required hereunder.

                        (vii) any other Tenant delay caused by failure to comply with the provisions of this Work Agreement.

                (b) Tenant shall pay to Landlord a sum equal to any additional cost to Landlord in performing and completing Landlord's Work resulting from any Tenant Delay. Any such sums shall be in addition to any other sums payable by Tenant hereunder and shall be paid to Landlord within ten (10) days after Landlord bills Tenant therefor.

        5. Submissions

                Unless otherwise provided herein, Tenant shall, within five (5) days after Landlord submits any drawings, plans or other material to Tenant for Tenant's approval, respond in writing, either (i) approving such drawings, plans or materials, or (ii) requesting Landlord to make specific changes therein.
All of Tenant's requested changes shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld, provided, however, that Landlord shall have no obligation to make any changes requested by Tenant unless Tenant's request for changes complies with the provisions of Paragraph 6(b) below. Unless otherwise provided herein, Tenant's failure to respond within the time period set forth in the preceding sentence shall be deemed approval of Landlord's submission.

        6. Revisions

                (a) Tenant shall have the right to make changes from time to time in Landlord's Drawings by submitting to Landlord revised plans and specifications (herein called the "Revisions"). All Revisions shall be subject to Landlord's prior written approval, which shall not be unreasonably withheld. Without limiting the generality of the foregoing, no Revisions will be approved unless (i) all changes to and modifications from Landlord's Drawings are circled or highlighted as per standard industry practices and (ii) said Revisions conform with the requirements of paragraph 6(b).

                (b) Landlord shall not be required to perform, and Tenant shall not request, work which would (i) require changes to structural components of the Building or the exterior design of the Building, (ii) require any material modification to the Building's mechanical installations or other Building installations outside the Premises, (iii) require installation (including quality of materials) which are below the quality of building standard installations, (iv) not comply with all applicable laws, rules, regulations and requirements of any governmental department having jurisdiction over the construction of the Building and/or the Premises, (v) be incompatible with the Building plans filed with the Department of Buildings or any other department or agency of the City of Orlando or the County of Orange or with the occupancy of the Building as a first-class warehouse building, or (vi) delay the completion of any work being performed in the Building or any part thereof (other than the Premises).

                (c) Any changes required by any governmental department before completion of Landlord's Work affecting the construction of the Building and/or the Premises shall be performed by Landlord in completing the Premises, shall not be deemed to be a violation of the

Preliminary Space Plan or the Work Agreement and shall be deemed automatically accepted and approved by Tenant. Tenant shall reimburse Landlord within five
(5) days after demand by Landlord for any cost arising out of the changes described in this Paragraph 6(c).

                (d) Any changes required by any governmental department after completion of the Premises affecting the Premises shall be performed by Tenant at Tenant's sole cost and expense by contractors approved by Landlord, which approval may be granted or withheld in Landlord's sole discretion.
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